News Release
FOR IMMEDIATE RELEASE

Core & Main Announces Launch of Senior Notes Oﬀering

ST. LOUIS, June 25, 2026—Core & Main Inc. (NYSE: CNM), a leading specialty distributor dedicated to advancing reliable infrastructure with local service, nationwide, today announced the launch of an oﬀering (the “Offering”) of $750 million in aggregate principal amount of Senior Notes due 2034 (the “Notes”) by its indirect wholly-owned subsidiary, Core & Main LP (“Core & Main”).

Core & Main expects to use the net proceeds from the Offering to prepay a portion of its existing senior term loan due July 27, 2028, and for general corporate purposes, including investment in organic growth and operational initiatives, mergers and acquisitions, share repurchases, and other initiatives aligned with Core & Main’s capital allocation strategy.

The Notes will be guaranteed on an unsecured senior basis by Core & Main’s direct parent companies, Core & Main Midco, LLC and Core & Main Intermediate GP, LLC, and any of Core & Main’s future wholly-owned domestic subsidiaries that will be a borrower under, or that will guarantee Core & Main’s obligations under, Core & Main’s existing senior secured credit facilities.

The Notes will be offered (i) to persons reasonably believed to be qualiﬁed institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) outside the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act and may not be oﬀered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts contained in this press release, including statements relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:
Investor Relations:
Landon Althoff, 314-372-0264
InvestorRelations@CoreandMain.com

Media Relations:
Patrick Lunsford, 314-789-0726
Media@CoreandMain.com

Core & Main Announces Launch of Senior Notes Offering